Exhibit 99.1
1 Investor Presentation June 30, 2014
2 Disclosure Statement Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements express management's current expectations, forecasts of future events or long-term-goals and, by their nature, are subject to assumptions, risks and uncertainties. Actual results could differ materially from those indicated. Farmers National Banc Corp. ("Farmers") refers you to its periodic reports and registration statements filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2013 and Quarterly Report on Form 10-Q for the period ended June 30, 2014 which have been filed with the Securities and Exchange Commission and are available on Farmers' website (www.farmersbankgroup.com) and on the Securities and Exchange Commission's website (www.sec.gov), for additional discussion of these assumptions, risks and uncertainties. Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management's views as of any subsequent date. Farmers undertakes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. Use of Non-GAAP Financial Measures This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States ("GAAP"). These non-GAAP financial measures include "Core Deposits" and "Pre-tax, Pre-provision Earnings". Farmers believes that these non-GAAP financial measures provide both management and investors a more complete understanding of the Company's deposit profile and profitability. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures. Because not all companies use the same calculation of "Core Deposits" and "Pre-tax, Pre- provision Earnings", this presentation may not be comparable to other similarly titled measures as calculated by other companies.
3 Overview NASDAQ: FMNB Headquarters: Canfield, Ohio Stock Price: (6-30-14) $7.36 Market Cap: $146.30 million Dividend (yield): $0.12 (1.54%) Highlights 2013 Year-End 2014 YTD Revenue $49.0 million $27.4 million Net Income $7.8 million $4.5 million Net Income per Diluted Share $0.41 $0.24 Tangible Book Value $5.47 $5.91 Total Assets $1.14 billion $1.13 billion Total Deposits $915.2 million $907.4 million Cash Dividends $2.2 million $1.1 million
4 Who We Are Leading community bank in Ohio with deposit market share in the top ten in the core counties in which we operate Founded over 127 years ago 18 branches and 18 ATMs Sound franchise with commitment to independence and positioned for growth Profitable throughout cycle, growing tangible book value per share and growth in current year earnings Diversified and growing revenue streams Compelling valuation: 1.32x of tangible book value 12.80x LTM pre-tax pre-provision earnings (excludes security gains) 1.54% dividend yield

Attractive Deposit Franchise – Deposit Market Share by MSA & County

FARMERS NATIONAL BANC CORP.

- Opportunity for growth with approximately 10.60% deposit market share in the Mahoning Valley
  - Large regional competitors lack focus - Community competitors inwardly focused

Mahoning Top 10

2013 Rank	Company	Branches	Dep. ($M)	Market Share
1	Huntington National Bank	21	1,277,106	29.63
2	Home Savings and Loan Co. of Youngstown	10	742,041	17.22
3	**Farmers National Bank of Canfield**	**8**	**541,721**	**12.57**
4	PNC Bank NA	9	523,107	12.14
5	First Place Bank	12	433,595	10.06
6	JPMorgan Chase Bank NA	7	380,824	8.84
7	First National Bank of Pennsylvania	5	203,826	4.73
8	RBS Citizens NA	3	92,181	2.14
9	KeyBank National Association	4	76,756	1.78
10	Cortland Savings and Banking Co.	2	37,406	0.87
	Total for Institutions in the Market	**82**	**4,309,664**	**100.00**

Columbiana Top 10

2013 Rank	Company	Branches	Dep. ($M)	Market Share
1	Huntington National Bank	11	332,137	24.33
2	Home Savings and Loan Co. of Youngstown	7	300,436	22.01
3	**Farmers National Bank of Canfield**	**4**	**139,339**	**10.21**
4	PNC Bank NA	6	131,503	9.63
5	JPMorgan Chase Bank NA	3	110,192	8.07
6	Consumers National Bank	3	96,574	7.07
7	1st National Community Bank	4	95,650	7.01
8	CFBank	2	67,433	4.94
9	RBS Citizens NA	1	44,982	3.30
10	KeyBank NA	1	44,512	3.26
	Total for Institutions in the Market	**44**	**1,365,054**	**100.00**

Trumbull Top 10

2013 Rank	Company	Branches	Dep. ($M)	Market Share
1	Huntington National Bank	16	582,383	20.71
2	First Place Bank	7	580,513	20.64
3	JPMorgan Chase Bank NA	10	394,104	14.01
4	Cortland Savings and Banking Co.	7	344,040	12.23
5	PNC Bank NA	7	261,382	9.29
6	**Farmers National Bank of Canfield**	**7**	**218,783**	**7.78**
7	Home Savings and Loan Co. of Youngstown	4	129,590	4.61
8	First National Bank of Pennsylvania	3	86,765	3.09
9	Home FS&LA of Niles	1	63,073	2.24
10	The Middlefield Banking Company	1	48,388	1.72
	Total for Institutions in the Market	**68**	**2,812,155**	**100.00**

Note: Deposit data as of June 30, 2012 Source: SNL


Total Deposits
($ in millions)
950.0
900.0
850.0
800.0
750.0
700.0
650.0
600.0
08
09
10
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6 Commitment to Independence Four Pillars Shareholders Top Five Initiative Increased Communication Plan Customers Small Business Support 46% of small business lending comes from community banks* Associates 332 associates Top 100 employer in the region Community $163,019 Annual Giving *Source: FDIC (CHART)
7 Increasing Shareholder Value Stable Dividend Policy Always paid a quarterly cash dividend Current yield 1.54% Dividend payout in 2013 was 28.9% of net income Stock Up 82% Since '08
8 Headquartered in Mahoning Valley Compelling Demographics Approximately 75 - 100 miles from Cleveland, Pittsburgh & Erie 6.8 million people 17 Fortune 500 company world headquarters 95 colleges and universities campus locations Northeast Ohio's manufacturing productivity is on track to outpace the rest of the nation by 10 percent as early as 2015, according to a report released by Team Northeast Ohio. Land acquisition, construction and labor costs are significantly below national averages.

Regional Growth Opportunities

FARMERS NATIONAL BANC CORP.

- The TechBelt Initiative, a cooperative effort among communities from Pittsburgh to Cleveland (including the Mahoning Valley) to improve technological advances collectively, received the International Economic Development Council's Bronze Award for 2013.
- The Youngstown-Warren Metro was number one in the USA in export growth percentage from 2009-2012, according to a study by the Brookings Institute
- *Business Facilities Magazine*, a publication for corporate site selectors, ranked the Youngstown-Warren Metro area sixth in the Economic Growth Potential category among U.S. metro areas with less than 450,000 people employed
- Victory Media, Inc. names Youngstown a "Top 50 Military Friendly City" for 2013. The designation notes that the Youngstown area has a strong focus on opportunities for transitioning veterans and their families in the areas of employment, education and affordability.
- General Motors announced in August 2012 a three-year commitment and an investment of more than $200 million to manufacture the all-new Chevrolet Cruze at the Lordstown Assembly Plant, retaining about 4,500 jobs in the Valley

Source: Regional Chamber, Valley Economic Update, Economic Development Report Card, 2013 Reporting Year
Source: Regional Chamber, Youngstown-Warren, Ohio Metropolitan Profile ,Valley Leads in Industrial Job Growth in NE Ohio, *The Vindicator* ,Ohio's Economic Impact Study – September, 2011 & 2012

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10 Source: Regional Chamber, Valley Economic Update, Economic Development Report Card, 2013 Reporting Year Together private companies and public agencies announced more than $1.5 billion in project investment in the Youngstown-Warren region in 2013 This level of investment is made possible through the cooperative efforts of businesses, public officers, project funders, government departments and economic development agencies Regional Growth Opportunities (CHART)
11 Source: Regional Chamber, Youngstown-Warren, Ohio Metropolitan Profile ,Valley Leads in Industrial Job Growth in NE Ohio, The Vindicator ,Ohio's Economic Impact Study - September, 2011 & 2012 Ohio Department of Natural Resources, 2014, Horizontal Utica-Point Pleasant Well Activity in Ohio: Columbus, scale 1:1,300,000, revised 7/11/2014. Energy Products As of July 5, 2014, 472 wells reported production Economic Impact Ohio's Natural Gas/Crude Oil Exploration Production Industry and the Utica Gas Formation impact: Jobs (204,000 created or supported by 2015) Income (Economic Output will increase by over $22 billion by 2015) Utica Shale Impact
12 Source: Regional Chamber, Youngstown-Warren, Ohio Metropolitan Profile ,Valley Leads in Industrial Job Growth in NE Ohio, The Vindicator ,Ohio's Economic Impact Study - September, 2011 & 2012 Key Commitments Steelmaker Vallourec's $650 million expansion - 350 jobs created. ($57 million Finishing Plant) Exterran $13 million plant - Approximately 100 jobs will be created once production begins. Pennant Midstream, LLC constructed a $375 million pipeline and natural gas processing plant in eastern Mahoning County. The Hickory Bend Pipeline System and associated cryogenic gas- processing plant is ready to begin operation. Utica Shale Impact
Farmers' Strategy for Growth Growth of Non Interest Income Through Wealth Management and Bank Fee Revenues Grow Loan Production Volume Technology and the Automated Virtual Bank Continued investment in rapidly expanding mobile opportunities Expense Control Company Culture Enterprise Risk Management Acquisition or "Lift Outs" Shareholder Management
Established and experienced management team with over 210 years of combined experience, 103 of which has been with Farmers. Experienced Management Team
Competitive Landscape Regulatory and Competitive Landscape Significant Competition for Customer's Share of Wallet Consolidation of Banks in Ohio and Nationally Increasing Regulatory Concerns Economic Challenges Strategy for Profitability Strong Capital Position Strong Asset Quality Loan Growth Diversifying Revenue Stream Controlling Non-interest Expenses
16 Focus for Growth Continued organic growth in current markets Growth opportunities in new markets with Private Banking, Trust and Investments Targeted acquisitions include fee-based business and banks Target Metrics for Acquisition Accretive to earnings near term (excluding one-time charges) Manageable initial tangible book value dilution recoverable near term Growth of fee revenue to 30+% of total revenue A compelling IRR in low double digits Must enhance shareholder value Must sustain our culture Not materially change our investment merits Sustain our TCE and regulatory ratios Growth Focus and Target Metrics
The Health of Our Wealth Wealth Management Creates Fee-based Income Fee Income 2009: 14.5% of total gross income Noninterest income excluding security gains Fee Income 2013: 26.7% of total gross income Noninterest income excluding security gains Wealth Management Build-out Timeline 2000 Farmers National Investments 2009 Farmers Trust Company 2010 Farmers National Insurance 2012 Private Client Services 2013 National Associates, Inc.
18 Butler Wick Trust Company Acquisition Acquired for cash on March 31, 2009 Only locally owned trust company in the Mahoning Valley Rebranded to Farmers Trust Company Trust assets increased approximately 83% since acquisition Contributed $5.7 million to non-interest income in 2013 National Associates, Inc. Acquisition Acquired on July 1, 2013 from owner for cash and stock A leading independent consultant to retirement plans. Offers actuarial, plan design, compliance and administrative services Located in Cleveland, Ohio 200 retirement plans with assets under administration of $661 million Acquisitions to Enhance Fee-Based Revenue
19 High net interest margin which has exceeded Midwest banks1 peer average 3.54% 2Q 2014 3.58% Year-end 2013 Strong record of profitability 126 consecutive quarters of profitability Average ROAA and ROAE from 2009 through 2013 of 0.79% and 8.32%, respectively ROAA impacted by investment into new markets and services such as private client services Continue to invest in operations to support ongoing growth, yet maintain a strong balance sheet Historical Operating Results 1 Selected Capital & Credit Quality Banks with Assets $800 Million - $2.0 Billion; No TARP; TCE / TA >= 7.0%; NPAs / Assets < 2.5% and Positive LTM Net Income Source: SNL Financial
Corporate Efficiencies Profit Improvement Committee (PIC) Branch Efficiencies Closing of Leetonia and Warren Branches Customer accounts transferred to Columbiana and Eastwood Minimal account loss Elimination of Assistant Manager Position Checking Account Fee/Service Charge Adjustments Fees and service charges had not been adjusted since 2003 Created an additional $200,000 from September to December in income and $36,000 in savings
21 126 consecutive quarters of profitability Net income per diluted share for three months ended June 30, 2014 was $0.13, an increase of 30% compared to $0.10 for the second quarter, 2013 Efficiency ratio for the second quarter improved to 69.68%, compared to 77.16% for the same quarter in 2013 Loans increased 6.9% since June 30, 2013 Non-performing assets to total assets remain at low levels, 0.75% at June 30, 2014 Continued Strong Results - Overview of 2Q 2014
22 Growing and Diverse Revenue Stream Note: Revenue defined as net interest income plus non-interest income. Excludes $860m net gain on securities (CHART) (CHART) (CHART)
23 Diverse loan mix No national lending No sub-prime lending Farmers' practice is to lend primarily within its market area Less than 2% of loan portfolio is participations purchased Less than 3% of loan portfolio is construction loans Loan Portfolio Mix - June 30, 2014 Overview of Loan Portfolio Note: Dollars in thousands (CHART) (CHART)
24 Excellent Asset Quality Note: Dollars in millions; Asset quality ratios exclude troubled debt restructuring 6/30/2014 Nonaccrual loans $7.8 Accruing loans past due 90 days or more 0.3 OREO 0.4 Total nonperforming assets (NPAs) $8.5 Troubled Debt Restructuring (TDR) $8.6 Loans 30-89 days delinquent 3.5 Gross portfolio loans 637.8 Loans held for sale (HFS) .3 Allowance for loan losses (ALL) 7.4 Total Assets $1,133.3 NPLs & 90 days past due/Gross loans (excl. HFS) 1.28% NPAs/Total Assets 0.75% TDR/Gross loans (excl. HFS) 1.35% 30-89 days delinquent/Gross loans (excl. HFS) 0.55% ALL/NPLs & 90 days past due 90.37% ALL/Gross loans (excl. HFS) 1.15% Nonaccrual Loans by Type (CHART) Farmers' Texas Ratio, 7.11%, remains lower than similarly- sized banks and Mid-west banks
25 Supplemental Information

GAAP to Non-GAAP Reconciliation

FARMERS NATIONAL BANC CORP.

Reconciliation of Common Stockholders' Equity to Tangible Common Equity

	June 30, 2014	March 31, 2014	Dec. 30, 2013	Sept 30, 2013	June 30, 2013
Stockholders' Equity	$121,020	$117,323	$113,007	$112,524	$114,316
Less Goodwill and other intangibles	9,960	10,151	10,343	10,546	5,836
Tangible Common Equity	$111,060	$107,172	$102,664	$101,978	$108,480

Reconciliation of Total Assets to Tangible Assets

	June 30, 2014	March 31, 2014	Dec. 30, 2013	Sept 30, 2013	June 30, 2013
Total Assets	$1,133,286	$1,141,000	$1,137,326	$1,148,119	$1,123,489
Less Goodwill and other intangibles	9,960	10,151	10,343	10,546	5,836
Tangible Assets	$1,123,326	$1,130,849	$1,126,983	$1,137,573	$1,117,653

Reconciliation of Income Before Taxes to Pre-Tax, Pre-Provision Income

	For the Three Months Ended					For the Six Months Ended	
	June 30, 2014	March 31, 2014	Dec. 30, 2013	Sept 30, 2013	June 30, 2013	June 30, 2014	June 30, 2013
Income before income taxes	$3,071	$2,818	$2,936	$1,755	$2,272	$5,889	$4,772
Provision for loan losses	300	330	525	340	170	630	425
Pre-tax, pre-provision income	$3,371	$3,148	$3,461	$2,095	$2,442	$6,519	$5,197

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27 Consolidated Statements of Income Consolidated Statements of Income For the Three Months Ended For the Three Months Ended For the Three Months Ended For the Three Months Ended For the Three Months Ended For the Six Months Ended For the Six Months Ended For the Six Months Ended June 30, March 31, Dec. 30, Sept 30, June 30, June 30, June 30, Percent 2014 2014 2013 2013 2013 2014 2013 Change Total interest income $10,118 $10,063 $10,298 $10,122 $10,273 $20,181 $20,539 -1.7% Total interest expense 1,166 1,207 1,257 1,274 1,234 2,373 2,532 -6.3% Net interest income 8,952 8,856 9,041 8,848 9,039 17,808 18,007 -1.1% Provision for loan losses 300 330 525 340 170 630 425 48.2% Other income 3,797 3,433 3,641 4,173 3,225 7,230 6,100 18.5% Other expense 9,378 9,141 9,221 10,926 9,822 18,519 18,910 -2.1% Income before income taxes 3,071 2,818 2,936 1,755 2,272 5,889 4,772 23.4% Income taxes 720 627 641 143 404 1,347 899 49.8% Net income $2,351 $2,191 $2,295 $1,612 $1,868 $4,542 $3,873 17.3%
28 Consolidated Statements of Financial Condition Consolidated Statements of Financial Condition Consolidated Statements of Financial Condition June 30, March 31, Dec. 30, Sept 30, June 30, 2014 2014 2013 2013 2013 Assets Cash and cash equivalents $28,070 $29,333 $27,513 $40,303 $26,587 Securities available for sale 409,285 427,625 422,985 438,127 443,833 Loans held for sale 275 1,026 158 1,016 4,612 Loans 637,774 626,186 630,684 611,349 596,838 Less allowance for loan losses 7,356 7,387 7,568 7,369 7,590 Net Loans 630,418 618,799 623,116 603,980 589,248 Other assets 65,238 64,217 63,554 64,693 59,209 Total Assets $1,133,286 $1,141,000 $1,137,326 $1,148,119 $1,123,489 Liabilities and Stockholders' Equity Deposits $907,443 $923,033 $915,216 $903,410 $901,886 Other interest-bearing liabilities 93,807 92,815 101,439 118,322 101,589 Other liabilities 11,016 7,829 7,664 13,863 5,698 Total liabilities 1,012,266 1,023,677 1,024,319 1,035,595 1,009,173 Stockholders' Equity 121,020 117,323 113,007 112,524 114,316 Total Liabilities and Stockholders' Equity $1,133,286 $1,141,000 $1,137,326 $1,148,119 $1,123,489